BMO Capital Markets Unconventional Resource Conference January 11, 2011 Exhibit 99

Safe Harbor For Forward Looking Statements This presentation may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will," "may," and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: Financial and economic conditions, including the availability of credit, and occurrences affecting the Company's ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company's credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers' ability to pay for, the Company's products and services; the creditworthiness or performance of the Company's key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, hurricanes, other severe weather, pest infestation or other natural disasters; factors affecting the Company's ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits and compliance with environmental laws and regulations; changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates; significant differences between the Company's projected and actual production levels for natural gas or oil; significant changes in market dynamics or competitive factors affecting the Company's ability to retain existing customers or obtain new customers; changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; changes in the availability and/or cost of derivative financial instruments; changes in the price differentials between oil having different quality and/or different geographic locations, or changes in the price differentials between natural gas having different heating values and/or different geographic locations; changes in the projected profitability of pending or potential projects, investments or transactions; significant differences between the Company's projected and actual capital expenditures and operating expenses; delays or changes in costs or plans with respect to the Company's projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company's pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible. Other estimates of oil and gas quantities, including estimates of probable reserves and possible reserves, and of oil and gas resources existing in naturally occurring accumulations, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC's website at www.sec.gov. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors" in the Company's Form 10-K for the fiscal year ended September 30, 2010. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

National Fuel Gas Company Business Segment Reporting Publicly Traded National Fuel Gas Company y Holding Company NYSE symbol NFG i Exploration & Production Pipeline & Storage Utility Energy Marketing Reporting Segments Seneca Resources Corporation National Fuel Gas Supply Corporation National Fuel Gas Distribution Corporation National Fuel Resources, Inc. Operating Subsidiaries Empire Pipeline, Inc. 3 BMO Unconventional Resource Conference January 11, 2011

National Fuel Gas Company Net Income from Continuing Operations Excluding Items Impacting Comparability (1) 266 3 $300 $ 192.2 $266.3 $210.5 $200 P&S $36.7 MM 16.7% $74.9 $146.6 $98.0 $ Millions) Utility $62.5 MM 28 5% E&P $112.5 MM 51.4% $50 9 $61.5 $58 7 $49.7 $54.1 $47.4 $100 ($ 28.5% 50.9 58.7 $0 2007 2008 2009 Fiscal Year Ended $219.1 Million Fiscal Year Ended 4 BMO Unconventional Resource Conference January 11, 2011 (1) A reconciliation to GAAP Net Income is included at the end of this presentation. Mktg, Corp & All Other E&P P&S Utility September 30, 2010

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7 BMO Unconventional Resource Conference - January 11, 2011

Exploration & Production Seneca Resources Corporation

Exploration & Production 600 cf) Natural Gas Fiscal Year End Proved Reserves(1) East Appalachia R B f 226 249 428 200 400 ved Reserves (B Reserves: 333 Bcfe (48%) 2008 2009 2010 Prov At September 30 46.2 46.6 45.2 40 60 es (MMbbl) Oil West California R 333 B f (47%) 0 20 Proved Reserve Reserves: Bcfe (55.5 MMBoe) Gulf of Mexico Reserves: 34 Bcfe (5%) T t lP dR 700 B f 9 BMO Unconventional Resource Conference January 11, 2011 2008 2009 2010 At September 30 (1) At September 30, 2010 Total Proved Reserves: Bcfe

Exploration & Production 30 3 40 cf) Natural Gas Fiscal 2010 Annual Production East Appalachia P d i 16 5 B f 22.3 22.3 30.3 10 20 30 s Production (Bc Production: 16.5 Bcfe (33%) 0 2008 2009 2010 Gas Fiscal Year 3,070 3,373 3,220 3,000 4,000 ion (Mbbl) Oil West California P d i 19 8 B f (40%) 0 1,000 2,000 Oil Product Production: 19.8 Bcfe (3.3 MMBoe) Gulf of Mexico Production: 13.4 Bcfe (27%) T t lP d ti 49 7 B f 10 BMO Unconventional Resource Conference January 11, 2011 2008 2009 2010 At September 30 Total Production: 49.7 Bcfe

Exploration & Production Fiscal 2010 Oil/Gas Mix Annual Production Proved Reserves Revenue Oil G 39% Oil Gas Oil Gas 39% Gas 61% 57% 43% 61% 700 Bcfe(1) 49.7 Bcfe $425.6 Million 11 BMO Unconventional Resource Conference January 11, 2011 (1) At September 30, 2010

SENECA RESOURCES

Exploration & Production

Seneca Fiscal 2010 Highlights

Production

- Increased annual production by 17% to 49.7 BCFE

Reserve Replacement

- Replaced 445% of production

Finding & Development Cost

- F&D Cost decreased to approximately $1.78 per Mcfe

Marcellus Exit Rate

- Marcellus net production at fiscal year end 2010 was 53 MMcfe per day

Seneca-Operated IP Rates

- 6.6 MMcfe per day IP rates across all Seneca-operated wells
- 8.5 MMcfe per day IP rates in Tioga and Lycoming county Seneca-operated wells

EOG Joint-Venture Results

- Recent IPs in Clearfield County have averaged >8 MMcfe per day

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BMO Unconventional Resource Conference - January 11, 2011

Exploration & Production $8.00 NFG/Seneca All E&P Companies Finding & Development Cost (1) $5.98 $4 95 $6.00 MidSized Independents (2) 4.95 $4.27 $3.10 $4.00 $/Mcfe $2.00 $1.78(3) $0.00 2006 2007 2008 2009 2010 13 BMO Unconventional Resource Conference January 11, 2011 Fiscal Year (1) 2006 2009 Finding and Development cost information was obtained from IHS Herold, Inc. (2) National Fuel.s 2007 finding and development cost is adjusted for revisions due to a change in reserve auditors. (3) National Fuel.s 2010 finding and development cost was calculated internally.

Exploration & Production Capital Expenditures by Region $600 Marcellus Gulf of Mexico Upper Devonian West $ 398 $485560 $500 Millions) $440485 $300 $400 nditures ($ M $66 $64 $71 $332 $147 $192 $188 $100 $200 Capital Expen $41 $63 $31(1) $28 $3545 $39 $61 $68 $23 $15 $0 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010 Fiscal 2011 C 14 BMO Unconventional Resource Conference January 11, 2011 Forecast (1) Does not include the $34.9MM acquisition of Ivanhoe.s USbased assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures.

Exploration & Production Annual Production by Region 75 Marcellus Gulf of Mexico Upper Devonian West 6575 49.7 3035 60 fe) 40% 17% 14 7 14.1 13.7 13.4 9 11 7.2 45 39.3 40.8 42.5 duction (Bcf 6.3 7.9 8.7 9.3 79 14.7 915 30 Prod 18.3 18.8 20.1 19.8 1920 0 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010 Fiscal 2011 15 BMO Unconventional Resource Conference January 11, 2011 Forecast

Exploration & Production California

Seneca's California Properties South Lost Hills 1,900 BOEPD Monterey Shale Primary 216 Active Wells Sespe 1,000 BOEPD Sespe Formation Primary 182 Active Wells North Lost Hills 1,200 BOEPD Tulare & Etchegoin Formation Primary & Steamflood 221 Active Wells North Midway Sunset 4,100 BOEPD Potter & Tulare Formation Steamflood 709 Active Wells South Midway Sunset 650 BOEPD Antelope Formation Steamflood 74 Active Wells

California Average Daily Production 10,000 ?? Modest capital spending to maintain production ?? Pursue additional bolton 9,500 0,000 acquisitions ?? 2011 Plans: ?? CapEx $ 40 MM 8,500 9,000 OE/Day p ?? 50 Development wells ?? Two 5acre infill wells at 7,500 Sespe 8,000 B ?? Participate in first well in 7,000 Aera exploration agreement 18 BMO Unconventional Resource Conference January 11, 2011 (1) Production for the months of October 2010 and November 2010 are estimates Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Aug-09 Oct-09 Dec-09 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10

California Fiscal Year 2011 Sespe Field Development Plans First drilling for Seneca at Sespe since 1991 Will drill six wells during this fiscal year Wells to be drilled at 10-acre spacing: 4 wells Test wells to be drilled at 5-acre spacing: 2 wells If successful, 5-acre down-spacing could add substantial new reserves and resource potential

Gulf of Mexico Exploration & Production

Gulf of Mexico Average Daily Production 60 ?? Mi i 40 l i l di 50 Minimal capital spending ?? Expect production decline 30 MMcfe/Day in 2011 10 20 M 0 21 BMO Unconventional Resource Conference - January 11, 2011 (1) Production for the months of October 2010 and November 2010 are estimates Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10

East Division Exploration & Production

East Division Average Daily Production 100 80 Mcfe/Day) Upper Devonian Marcellus ?? Rapid growth in the East Division as Marcellus is 40 60 roduction (MM ramping up ?? Expect production 20 erage Daily Pr significant increase in Q1 0 Ave 23 BMO Unconventional Resource Conference - January 11, 2011 (1) Production for the months of October 2010 and November 2010 are estimates Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10

Marcellus Shale Seneca's Pennsylvania Acreage Seneca Resource Acreage Position 745,000 Net Acres in the heart of the PA Marcellus fairway Risked Resource Potential: 8-15 TCFE 80% Fee - Seneca owns the minerals No lease expiration 94% Average NRI SRC Lease Acreage SRC Fee Acreage

Marcellus Shale Seneca's Development Areas SRC Lease Acreage SRC Fee Acreage Eastern Development Area (Mostly Leased) Western Development Area (Mostly Fee and HBP)

Marcellus Shale Eastern Development Area Covington Area - Full Development 24 Wells Drilled; 17 Producing Current Production: 65 MMcf/d 2011: 16 Wells Planned DCNR Block 100 1st Well IP: 15.8 MMCFD 2011: 6 Wells Planned First Production: Fall 2011 Initial Test Wells Drilling / Fracing SRC Lease Acreage SRC Fee Acreage DCNR Block 595 - Full Development 4 Wells Drilled; 4 Producing Current Production: 22 MMCFD 2011: 10-15 Wells Planned Tioga/Lycoming/Potter 55,000 Acres Potential: 2 Tcf

Exploration & Production Acquisition of EOG's Tioga County Interests Seneca has acquired EOG's interest in Tioga County, Pa. Seneca has always been the operator on all joint-interest wells in Tioga County, Pa. Acquisition Price: $23 million Proved Reserves at 10/1/10: 42 Bcfe PDP: 14 Bcfe PUD: 28 Bcfe Additional FY11 Capex: $35-40 million

Tioga County Decline Curves Longer Lateral Wells Outpacing Original Decline Curve Chart data represents horizontal well production from wells with lateral lengths greater than 3,000 feet Avg. Tioga Production per Well(1) 6.3 Bcf Typecurve 0 25 50 75 100 125 150 175 200 225 250 Days

Marcellus Shale Western Development Area - Activity SRC Fee Acreage EOG Contributed JV Acreage SRC Contributed JV Acreage Seneca Operated EOG Operated Punxy Area - Full Development EOG Operated 30 Wells Drilled; 15 Producing Current Gross Production: 32 MMCFD 2011: 30+ Wells Planned Owl's Nest Area Seneca Operated 1st well IP: 3.9 MMCFD 1 rig drilling Optimizing Target Zone Approx. Outline of JV Acreage 200,000 Gross Acres Seneca 50% W.I. (Avg. 58% NRI)

Marcellus Shale Pennsylvania Average Daily Gas Production per Horizontal Well (Companies with at least 5 horizontal wells producing) 5.0 4.0 n per Well d) 2.0 3.0 Gas Production (Avg. MMcfd 0 0 1.0 Daily G 0.0 30 BMO Unconventional Resource Conference - January 11, 2011 Source: All data represents Marcellus Shale gas production from July 1, 2009 through June 30, 2010 for companies with at least five producing horizontal wells within the State of Pennsylvania and was provided by the Pennsylvania Department of Environmental Protection. The data was retrieved on November 4, 2010. Seneca(NIFG) COG CHK EQT TLM Chief RDS(East Resources) APC CNX UPL Energy Corp. of America RRc REXX WMB EOG ATLS

Marcellus Shale 90 100 Marcellus Net Production Marcellus net production at 70 80 Mcfe) December 31, 2010 was: 90 MMcfe per day 50 60 Production (MM Seneca Operated 20 30 40 Daily Net - 10 EOG JV 31 BMO Unconventional Resource Conference - January 11, 2011 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10

Marcellus Shale Centralized Water System Recovering water discharged from an abandoned coal mine which was adversely impacting a local trout stream Authorized by SRBC to withdraw approximately 500,000 gallons per day of mine discharge Water pipeline system supplies frac water for Seneca in Tioga County (90 wells) Can supply water for 3 fracs per month System Cost: ~$3.7 Million Cost Savings: ~$120,000 per well Pay Out: 31 Wells Other Benefits: Improved stream quality Substantial reduction of water truck activity No need to withdraw water elsewhere

Marcellus Shale 100-130 125 Seneca Horizontal Wells Seneca Vertical Wells EOG JV Wells Wells Drilled per Year 100 60-80 65 75 ells Drilled 7 5 29 24 25 50 We 11 29 35-45 10 4 6 0 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010 Fiscal 2011 33 BMO Unconventional Resource Conference - January 11, 2011 Forecast

Marcellus Shale Pre-Tax IRR Comparison Description EUR Well Cost ($ MM) Net Working Interest Net Revenue Interest Pre-Tax IRR (NYMEX - $/MMBtu) Pre-Tax IRR (NYMEX - $/MMBtu) Pre-Tax IRR (NYMEX - $/MMBtu) Description EUR Well Cost ($ MM) Net Working Interest Net Revenue Interest $4.00 $5.00 $6.00 Seneca Tioga County Wells at 18% Royalty 6 Bcf $4.6 100% 82% 63% 100+% 100+% Seneca Mineral Fee Wells in EOG JV 4 Bcf $4.0 50% 60% 68% 100+% 100+% Seneca Mineral Fee Wells - No Royalty 4 Bcf $4.0 100% 100% 46% 75% 100+% Competitor Well with 15% Royalty Rate 4 Bcf $4.0 100% 85% 30% 51% 78%

Seneca Resources Evaluation of JV Opportunities Seneca has engaged Jefferies & Company to explore joint-venture opportunities across a broad portion of its acreage, with the following goals: Ramp up development faster than current aggressive growth plans Bring forward the earnings stream, where a minority-interest partner pays a significant portion of the early drilling costs, enhancing shareholder value Continue operating across most of its acreage position Seneca's unique Marcellus position provides a competitive advantage for a potential joint-venture partner: 800,000 net acres in PA - 745,000 in heart of the Marcellus Fairway Majority of acreage is held in fee, carrying no royalty and no lease expirations Large, contiguous acreage blocks allow for operating- and cost-efficiency Seneca will forgo joint-venture opportunities that do not enhance shareholder value when compared to its current growth plans

National Fuel Gas Company Key Takeaways High-Quality Marcellus Acreage Position 745,000 net acres with a resource potential of 8-15 Tcfe Recent well results validate the quality of our acreage Fee ownership results in superior economics Balanced Business Model Regulated segments support dividend and are not sensitive to commodity prices Sizable oil production provides earnings stability Strong Financial Position Simple balance sheet Well capitalized Significant internally generated cash flows

37 BMO Unconventional Resource Conference - January 11, 2011 Appendix

Utility Segment National Fuel Gas Distribution Corporation

New York Revenue Decoupling Customer Choice / POR Merchant Function Charge 90/10 Sharing (large volume users) Weather Normalization Low Income Rates Pennsylvania Low Income Rates Customer Choice / POR Merchant Function Charge Under Consideration: Revenue Decoupling Rate Mechanisms Utility

Utility 20.0 NY PA Return on Equity (1) 14.0 13.2 15.0 14.7 uity (%) 10.3 9.1 10.9 9.8 10.6 11.8 10.0 urn on Equ 6.3 5.0 Retu 0.0 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 40 BMO Unconventional Resource Conference - January 11, 2011 (1) Calculated using Average Total Comprehensive Shareholder Equity.

National Fuel Gas Supply Corporation Empire Pipeline, Inc. National Fuel Gas Midstream Corporation Pipeline & Storage / Midstream

PIPELINE & STORAGE / MIDSTREAM EXPANSION INITIATIVES
TORONTO
KIRKWALL
CANADA
Lake Erie
NY
PA
OH
Buffalo
Pittsburgh
CORNING
OVERBECK
LEIDY
CLARINGTON
EL PASO
TRANSCO
TETCO
MILLENNIUM
UNION
TCPL
ROCKIES EXPRESS
NORTHERN ACCESS EXPANSION
TIOGA COUNTY EXTENSION PHASE I & II
LAMONT COMPRESSOR STATION PHASE I & II
COVINGTON GATHERING SYSTEM
TROUT RUN GATHERING SYSTEM
LINE "N" EXPANSION PHASE I & II
WEST TO EAST OVERBECK TO LEIDY
Seneca Drilling Activity
EOG JV Drilling Activity
Expansion Projects
Northern Access Expansion
W2E Overbeck to Leidy

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BMO Unconventional Resource Conference - January 11, 2011

Pipeline & Storage/Midstream Expansion Initiatives Project Name Capacity (Dth/D) Est. CapEx In-Service Date Status Covington Gathering System 145,000 $16 MM 11/17/09 Completed - Flowing into TGP 300 Line Lamont Compressor Station 40,000 $6 MM 6/15/10 Completed - Flowing into TGP 300 Line Lamont Phase II Project 50,000 $7 MM ~ 07/2011 Executed precedent agreements. Line "N" Expansion Phase I 160,000 $23 MM ~ 09/2011 Received FERC 7(c) certificate on December 16, 2010. Construction to begin January 2011. Tioga County Extension Phase I 350,000 $46 MM ~ 09/2011 Filed FERC 7(c) filing on August 23, 2010. Certificate expected during Fiscal 2nd Quarter. Trout Run Gathering System 250,000 $27 MM Fall 2011 Preliminary work has begun. Northern Access Project 320,000 $60 MM ~06/2012 Executed precedent agreement. Planned Certificate filing during Fiscal 2nd Quarter. Line "N" Expansion Phase II ~195,000 $40 MM ~ 11/2012 Executed precedent agreement for 150,000 Dth/day. Negotiating precedent agreement for and additional 30,000 Dth/day. Tioga County Extension Phase II ~260,000 Up to $135 MM ~09/2013 Open Season Closed - Currently evaluating bids and facilities. W2E Overbeck to Leidy ~425,000 $260 MM 2013 Pursuing post-Open Season requests for remaining 300,000 Dth/day

Pipeline & Storage

Challenges & Opportunities

Challenges

NFGSC Contract Turnbacks

Supply has received capacity turnbacks on expiring contracts, decreasing future revenue by:

FY11: ~$4.5 Million
FY12: ~$6.0 Million

Empire Unsold Capacity

~100,000 Dth/d of capacity remains unsold after the construction of the Empire Connector in 2008

Opportunities

Expansion Projects

Both Supply and Empire have significant pipeline expansion projects planned to transport gas out of the Marcellus. Yearly revenue from these expansion projects is forecasted to total:

FY11: ~$0.2 Million
FY12: ~$32.0 Million

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BMO Unconventional Resource Conference - January 11, 2011

Midstream Corporation Trout Run Gathering System - Lycoming County Capacity: 250,000 Dth/d Will Interconnect with Transco Pipeline in Lycoming County Seneca Resources will be the primary shipper Estimated In-Service: Fall 2011 Interstate Pipeline Gathering System Transco

Exploration & Production Seneca Resources Corporation

Exploration & Production Marcellus Shale Accelerate development; Convert resource potential to reserves Appalachian Region - Upper Devonian Drill 25-50 wells per year Proved Reserves at 9/30/10 California Continue to operate as a low-cost producer Gulf of Mexico No exploration; Develop and produce existing reserves 700 Bcfe 8 - 15 Tcfe 34 Bcfe 333 Bcfe Probable and Possible Reserves, plus Resource Potential 131 Bcfe 202 Bcfe 280 Bcfe 15 Bcfe

National Fuel Gas Company Seneca Oil and Gas Hedge Positions Natural Gas Swaps Volume (Bcf) Average Hedge Price Fiscal 2011 23.0 $6.30 / Mcf Oil Swaps Volume (MMBbl) Average Hedge Price Fiscal 2011 1.7 $70.80 / Bbl Fiscal 2012 16.1 $6.63 / Mcf Fiscal 2013 8.0 $5.97 / Mcf Fiscal 2012 1.1 $70.55 / Bbl Fiscal 2013 0.3 $75.94 / Bbl For fiscal year 2011, S fh h d d NYMEX Strip Prices (at 01/06/11) Natural Gas Oil Senecafs has hedged 47% of their forecasted production Fiscal 2011(1) $4.28 $88.27 Fiscal 2012 $4.90 $94.15 Fiscal $5 16 $93 63 48 BMO Unconventional Resource Conference January 11, 2011 2013 5.16 93.63 (1) The NYMEX strip prices for fiscal year 2011 include the settlement prices for the October 2010, November 2010, December 2010 and January 2011 contracts.

Marcellus Shale Recent Activity EOG Contributed JV Acreage SRC Contributed JV Acreage

Corporate & Financial Highlights National Fuel Gas Company

National Fuel Gas Company Peer Group Comparisons 1-Year Total Return Peer Group Total Return National Fuel 64% Utility Peers 29% E&P Peers -8% Diversified Peers -17% 3-Year Total Return Peer Group Total Return National Fuel 149% Utility Peers 49% E&P Peers 31% Diversified Peers 23% 5-Year Total Return National Fuel's Diversified business model continues to generate long-term outperformance versus its peer groups by limiting downside risk through economically challenging times and capturing upside growth in an expanding market All returns are for the period starting at the close on January 5, 20XX and ending January 6, 2011. Calculated utilizing Bloomberg L.P. software and peer group averages calculated using an arithmetic mean Diversified Peers: EGN, EP, EQT, MDU, WMB; Utility Peers: AGL, ATO, CPK, NI, NJR, NWN, SWX, WGL; E&P Peers: BRY, CHK, CNX, COG, CRZO, EOG, PETD, PVA, RRC, SFY, SM, SWN, UNT Peer Group Total Return National Fuel 39% Utility Peers 17% E&P Peers 15% Diversified Peers 9%

National Fuel Gas Company Capital Expenditures(1) from Continuing Operations $1,000 All Other Utility Pipeline & Storage Exploration & Production $55 60 $750 $665-800 Millions) $38 $100- 150 57 457 57.973 55-$501 $500 ditures ($ M $417 $192 $188 $398 $485-560 $43 $166 54.414 54.185 $53 57.457 56.178 $252 $248 $307 $250 pital Expen $167 $147 $0 2006 2007 2008 2009 2010 2011 Forecast Cap 52 BMO Unconventional Resource Conference - January 11, 2011 Fiscal Year (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

National Fuel Gas Company Dividend Growth National Fuel has had 108 uninterrupted $1.38 years of dividend payments and has increased its dividend for 40 consecutive years Compound Annual Growth Rate 5.1% $0.19% 53 BMO Unconventional Resource Conference - January 11, 2011 Annual Rate at Fiscal Year End 1970 1975 1980 1985 1990 1995 2000 2005 2010

National Fuel Gas Company Comparable GAAP Financial Measure Slides and Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of GAAP Net Income to Income From Continuing Operations Excluding Items Impacting Comparability ($ Thousands($ Thousands) FY 2007 FY 2008 FY 2009 FY 2010 GAAP Net Income E&P Segment GAAP Net Income $ 2 10,669 $ 146,612 $ (10,238) $ 112,531 P&S Segment GAAP Net Income 56,386 54,148 47,358 36,703 Utility Segment GAAP Net Income 50,886 61,472 58,664 62,473 Marketing Segment GAAP Net Income 7 ,663 5,889 7,166 8,816 Corporate & All Other GAAP Net Income 11,851 607 (2,242) 5 ,390 Total GAAP Net Income $ 3 37,455 $ 268,728 $ 100,708 $ 225,913 Discontinued Operations (Income) Loss from Operations, Net of Tax (Corporate & All Other) $ (427) $ (1,821) $ 2,776 $ (470) Gain on Disposal, Net of Tax (Corporate & All Other) - - - (6,310) (Income) Loss from Operations, Net of Tax (Exploration & Production) (15,479) - - - Gain on Disposal, Net of Tax (Exploration & Production) (120,301) - - - (Income) Loss from Discontinued Operations, Net of Tax $ (136,207) $ (1,821) $ 2,776 $ (6,780) Items Impacting Comparability Reversal of reserve for preliminary project costs (P&S) $ (4,787) $ - $ - $ - Resolution of purchased gas contingency (Marketing) (2,344) - - - Discontinuance of hedge accounting (P&S) (1,888) - - - Gain on sale of turbine (Corporate & All Other) - (586) - - Gain on life insurance policies (Corporate & All Other) - - (2,312) - Impairment of investment partnership (Corporate & All Other) - - 1,085 - Impairment of oil and gas properties (E&P) - - 108,207 - Total Items Impacting Comparability $ (9,019) $ (586) $ 106,980 $ - Income from Continuing Operations excluding Items Impacting Comparability E&P Segment Operating Income $ 74,889 $ 146,612 $ 97,969 $ 112,531 P&S Segment Operating Income 49,711 54,148 47,358 36,703 Utility Segment Operating Income 50,886 61,472 58,664 62,473 Marketing Segment 5,319 5,889 7,166 8,816 56 BMO Unconventional Resource Conference - January 11, 2011 Operating Income 5 ,319 Corporate & All Other Operating Income 11,424 (1,800) (693) (1,390) Total Income from Continuing Operations excluding Items Impacting Comparability $ 1 92,229 $ 266,321 $ 210,464 $ 219,133

Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures ($ Thousands) FY20FY 2011 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 Forecast Capital Expenditures from Continuing Operations Exploration & Production Capital Expenditures $ 166,535 $ 146,687 $ 192,187 $ 188,290 $ 398,174 $485,000-560,000 Pipeline & Storage Capital Expenditures 2 6,023 43,226 165,520 5 2,504 37,894 $100,000-150,000 Utility Capital Expenditures 5 4,414 54,185 57,457 56,178 57,973 $55,000-60,000 Marketing, Corporate & All Other Capital Expenditures 5,334 3,414 1,614 9,829 7,311 $25,000-30,000 Total Capital Expenditures from Continuing Operations $ 252,306 $ 247,512 $ 416,778 $ 306,801 $ 501,352 $665,000-800,000 Capital Expenditures from Discountinued Operations Exploration & Production Capital Expenditures $ 41,768 $ 29,129 $ - $ - $ - $ - All Other Capital Expenditures 8 5 87 131 216 150 Total Capital Expenditures from Discontinued Operations $ 41,853 $ 29,216 $ 131 $ 216 $ 150 $ - Plus (Minus) Accrued Capital Expenditures Exploration & Production FY 2010 Accrued Capital Expenditures $ - $ - $ - $ - $ (55,546) $ - Exploration & Production FY 2009 Accrued Capital Expenditures - - - (9,093) 9,093 - Pipeline & Storage FY 2008 Accrued Capital Expenditures - - (16,768) 1 6,768 - - All Other FY 2009 Accrued Capital Expenditures - - - (715) 715 - Total Accrued Capital Expenditures $ - $ - $ (16,768) $ 6,960 $ (45,738) $ - Elimintations $ - $ - $ (2,407) $ (344) $ - $ - Total Capital Expenditures per Statement of Cash Flows $ 294,159 $ 276,728 $ 397,734 $ 313,633 $ 455,764 $665,000-800,000 57 BMO Unconventional Resource Conference - January 11, 2011